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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 22, 1999


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                     0-24993                 41-1913991
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


130 CHESHIRE LANE, MINNETONKA, MINNESOTA                    55305
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     The Registrant executed an Agreement and Plan of Merger by and among the Registrant, RFC Acquisition Co., a Minnesota corporation, and a wholly owned subsidiary of the Registrant ("Merger Sub"), and Rainforest Cafe, Inc., a Minnesota corporation ("Rainforest") dated as of December 22, 1999 (the "Agreement") providing for the merger of Merger Sub with and into Rainforest upon the satisfaction of certain customary conditions. Upon consummation of the merger, Rainforest will be the surviving entity and a wholly-owned subsidiary of the Registrant.

     As consideration for the merger, each holder of Rainforest common stock will receive 0.55 shares of common stock of the Registrant, subject to the payment of cash in lieu of any fractional shares.

     Consummation of the merger is subject to the satisfaction of certain customary conditions set forth in the Agreement, including (1) approval of the merger by the Registrant's shareholders and the shareholders of Rainforest,
(2) satisfaction of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder; and
(3) not more than 10% of Rainforest's outstanding shares exercising dissenter's rights.

     The Agreement also provides for the payment of a termination fee in the amount of $2 million by Rainforest in the event the Agreement is terminated under certain circumstances and Rainforest consummates a competing takeover proposal within six months following such termination.

     The Agreement and the joint press release dated December 22, 1999 issued by the Registrant and Rainforest have been filed as Exhibits 2.1 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

2.1  Agreement  and  Plan  of  Merger  by and  among  Lakes  Gaming,  Inc.,  RFC
     Acquisition Co. and Rainforest Cafe, Inc. dated December 22, 1999.

99.1 Joint Press Release dated December 22, 1999.

     Certain schedules and exhibits (the "Exhibits") to the Merger Agreement (Exhibit 2.1) are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted
Exhibits:

Exhibits:

1.     Exhibit A - Affiliate Agreement

Schedules:

1.     Company Disclosure Schedules:

       2.2.   Capitalization.
       2.3.   Subsidiaries.
       2.6.   No Violations.
       2.9.   Absence of Certain Changes or Events: No Undisclosed Liabilities.
       2.14.  Employee Benefit Plans.
       2.16.  Intellectual Property.
       2.19.  Insurance.
       2.21.  Title to Properties.

2.     Purchaser Disclosure Schedules:

       3.1.   Due Incorporation and Good Standing.
       3.2.   Capitalization.
       3.3.   Subsidiaries.
       3.13.  Contracts.
       3.14.  Employee Benefit Plans.
       3.16.  Intellectual Property.
       3.20.  Insurance.
       3.22.  Title to Properties.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LAKES GAMING, INC.
                                       (Registrant)



Date: December 22, 1999                By:    /s/ Timothy J. Cope
                                          -------------------------------------
                                       Name:  Timothy J. Cope
                                       Title: Chief Financial Officer, Executive
                                              Vice President and a Director


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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger by and among Lakes Gaming, Inc., RFC
               Acquisition Co. and Rainforest Cafe, Inc. dated December 22, 1999.


99.1           Joint press release dated December 22, 1999.





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